                                                                   Exhibit 10.13

                                ESCROW AGREEMENT

         THIS AGREEMENT entered into this 30th day of January, 1996, among First Commercial Bancorp, Inc. (the "Company"), a corporation organized under the laws of the state of Delaware, State Street Bank and Trust Company, a Massachusetts licensed trust company (the "Escrow Agent") and the First National Bank of Boston, a national banking association (the "Subscription Agent").

         WHEREAS, the Company intends to offer to its stockholders of record as of October 6, 1995 (the "Rights Record Date") rights to purchase (the "Stockholder Rights") a total of up to 50,000,000 shares of its Common Stock, $0.01 par value per share (the "Shares") for an offering price of $0.10 per Share (the "Offering");

         WHEREAS, the Company will file Pre-effective Amendment No. 1 to its Registration Statement on Form S-1 (No. 33-92928) (the "Registration Statement") with the Securities and Exchange Commission ("SEC") with respect to the Offering, and the Offering shall proceed on such terms and conditions as shall be set forth in the definitive Registration Statement and Prospectus declared effective by the SEC;

         WHEREAS, in connection with the Offering of the Shares, the Escrow Agent has agreed to establish an escrow account (the "Escrow Account") at its principal corporate trust office in Boston, MA;

         WHEREAS, subscribers for the Shares (the "Subscribers") will be required to forward to Subscription Agent simultaneously with payment for their Shares duly completed and executed Subscription Rights Certificates in substantially the form set forth in the Registration Statement;

         WHEREAS, the Offering also will be accompanied by a dividend exchange offering, a public offering only in California and an offering to a standby purchaser, as set forth in the Registration Statement;

         WHEREAS, the Subscription Agent will deposit subscription funds (the "Subscription Funds") into the Escrow Account, which the Escrow Agent shall hold and invest as herein provided; and

         WHEREAS, any undefined terms used herein shall have the meanings assigned them in the Registration Statement;

         NOW, THEREFORE, it is agreed as follows:

         The Escrow Agent agrees to receive from the Subscription Agent the Subscription Funds and to disburse such Funds to the Company and/or the Subscription Agent in accordance with the following conditions:

         1. THE ESCROW ACCOUNT. The Escrow Agent agrees to accept for deposit into an Escrow Account (the "Escrow Account") the Subscription Funds received from the Subscription Agent in respect of purchases of the Shares. The Subscription Funds held in the Escrow Account will be subdivided into a Basic Subscription Fund, into which Subscription Funds received in respect of the Basic Subscription Privilege will be deposited, and an Oversubscription Fund, into which Subscription Funds received in respect of the Oversubscription Privileged will be deposited. The Subscription Agent will identify to the Escrow Agent which amounts are to be deposited into the Basic Subscription Fund and which into the Oversubscription Fund. The Escrow Agent will record with each such deposit the name, address and social security or taxpayer identification number (if any) of each Subscriber, and the amount being deposited for each Subscriber and the Fund into which such subscription has been deposited.

         2. RELEASE OF ESCROW. The Escrow Agent shall, subject to further provisions hereof and upon receipt of written instructions from the Company or its duly authorized representative, and without deduction, other than amounts, if any, required to be withheld under applicable law, release the Subscription Funds to the Company and/or to the Subscription Agent as provided in paragraph 3, and pay interest thereon as provided in paragraph 5, of this Agreement.

         3. RELEASE OF SUBSCRIPTION FUNDS.

                  (a) The Escrow Agent shall release the Subscription Funds deposited into the Basic Subscription Fund to the Company by 2:00 p.m. Eastern time on the 15th and last day of each month during the continuation of the Offering upon the Company's written certification to the Escrow Agent that the conditions precedent to the release of the Funds have been satisfied and that no amounts thereof are required to be refunded to the Subscription Agent in respect of rejected or reduced subscriptions. Funds held in the Escrow Account in respect of subscriptions so rejected or reduced shall be returned to the Subscription Agent and returned to subscribers in accordance with paragraph 4 hereof. The Escrow Agent may conclusively presume, without making further inquiry, the accuracy of any such written certification delivered by the Company to the Escrow Agent.

                  (b) The Escrow Agent shall maintain in the Escrow Account all Subscription Funds held in the Oversubscription Fund until the Rights Expiration Date, at which time the Subscription Agent shall advise the Escrow Agent of the necessity to effect any prorations or reductions in such subscriptions or any rejected subscriptions and shall instruct the Escrow Agent, in a form countersigned by the President or Chief Financial Officer of the Company, as to the amount of Subscription Funds to be disbursed to the Company and to the Subscription Agent, if any, resulting from prorated, reduced or rejected subscriptions. The Escrow Agent may conclusively presume the accuracy of any such written instructions delivered by the Subscription Agent and countersigned by the Company.

         4. REJECTED OR REDUCED SUBSCRIPTIONS. The Escrow Agent shall, upon receipt of written notice from the Subscription Agent or the Company of the rejection of a subscription or a reduction of a subscription, return the subscription payment or portion thereof without deduction or interest thereon to the Subscription Agent and any interest earned thereon shall be payable to the Company as provided in paragraph 5 of this Agreement.

         5. INTEREST ON ESCROW FUNDS. In the event all conditions precedent as defined in Paragraph 2 are met, the total amount of Subscription Funds along with any interest earned, net of mutually agreed escrow related expenses, shall be released to the Company.

         6. CONCERNING THE ESCROW AGENT.

                  (a) The Escrow Agent (i) shall not be charged with any knowledge or responsibility for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve expense or liability unless it shall have been furnished with indemnity acceptable to it;
(iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including house counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (b) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence, bad faith or willful misconduct. The Company covenants and agrees to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Escrow Agreement or with the administration of its duties hereunder, including, but not limited to, legal fees and expenses and other costs and expenses of defending or preparing to defend against any claim of liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent's or its directors', officers' or employees' gross negligence, bad faith or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

                  (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or subescrow agent employed by the Escrow Agent than any such book-entry depository or subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct.

                  (d) The Company agrees to pay the Escrow Agent's reasonable compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change on an annual basis and upon sixty
(60) days' written notice. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder.

                  (e) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days prior written notice of resignation to the other parties hereto. Prior to the effective date of the resignation as specified in such notice, the Company will issue to the Escrow Agent a written instruction authorizing redelivery of the Subscription Funds to a successor escrow agent that it selects subject to the reasonable consent of the Subscription Agent. Such successor escrow agent shall be a bank or trust company, organized and existing under the laws of the United States or any state thereof, subject to examination by state or federal authorities, and have capital and surplus in excess of $50,000,000. If, however, the Company shall fail to name a successor escrow agent within twenty (20) days after the notice of resignation from the Escrow Agent, the Subscription Agent shall be entitled to name such successor escrow agent. If no successor escrow agent is named by the Company or the Subscription Agent, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. The provisions of paragraphs (b) and (c) of this Section 6 and Section 14 shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

                  (f) DISPUTE RESOLUTION. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Subscription Funds, or should any claim be made upon such Funds by a third party, the Escrow Agent upon receipt of a written notice of such dispute or claim by the parties hereto or a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Funds until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceeding which relate to the Subscription Funds.

                  (g) INVESTMENT OF SUBSCRIPTION FUNDS: The Escrow Agent shall invest the Subscription Funds as directed in writing by the Company in any of the following:

                      (i) short-term obligations issued or guaranteed by the United States of America or any State or any agency thereof or repurchase agreements fully secured by such obligations;

                      (ii) short-term certificates of deposit; or

                      (iii) money market funds which invest in the instruments specified in (i) and/or (ii) hereof.

                  (h) MISCELLANEOUS: The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. Nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than The Commonwealth of Massachusetts.

         7. NOTICES. All notices required to be given hereunder shall be in writing and shall be deemed given when received at the following addresses:

If to the Company:            First Commercial Bancorp, Inc.
                              865 Howe Avenue
                              Sacramento, CA  95825
                              Attention:  Donald W. Williams, President

With a copy to:               Lillick & Charles
                              Two Embarcadero Center, Suite 2600
                              San Francisco, CA 94111
                              Attention: R. Brent Faye, Esq.

If to the Subscription Agent: The First National Bank of Boston
                              435 Tasso Street, Suite 250
                              Palo Alto, CA  94301
                              Attention:  Karen Vann

If to the Escrow Agent:       State Street Bank and Trust Company
                              Two International Plaza
                              Boston, MA  02110
                              Attention: Gary Dougherty, Corporate Trust
                              Department, 4th Floor

         8. COUNTERPARTS. This Agreement may be executed in one or more counterparts and each counterpart shall constitute an original. All of such counterparts shall constitute one Agreement.

         9. APPLICABLE LAWS. This Escrow Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

         10. FORCE MAJEURE. No party hereto shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         11. BINDING EFFECT. This Escrow Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

         12. MODIFICATIONS. This Escrow Agreement may not be altered, amended or modified without the written consent of the parties hereto, which consent shall not constitute a waiver of any of the terms or conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms and conditions of this Escrow Agreement, or of such terms and conditions on any other occasion.

         13. TERMINATION. This Agreement shall terminate upon the Escrow Agent's release of the Escrow Account to the Company.

         14. SECURITIES LAW INDEMNIFICATION. The Company acknowledges that the Escrow Agent shall have no responsibility for compliance with any state or federal securities laws in connection with the Offering. The Company agrees to indemnify the Escrow Agent for any liability it may incur under such laws in connection with the Offering.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as a document under seal by their duly authorized officers as of the day and year first above written.

                                    FIRST COMMERCIAL BANCORP, INC.
                                    as Company



                                    By: /s/ Donald W. Williams
                                        ----------------------
                                    Name: Donald W. Williams
                                    Title: President and Chief Executive Officer



                                    The First National Bank of Boston,
                                    as Subscription Agent

                                    By: /s/ Paul L. Eori
                                        ----------------
                                    Name: Paul L. Eori
                                    Title: Senior Account Manager



                                    State Street Bank and Trust Company

                                    By: /s/ Gary Dougherty
                                        ------------------
                                    Name: Gary Dougherty
                                    Title: Assistant Vice President

                                  FEE SCHEDULE

Annual Escrow Fee

         $2,500 billed in advance, first year payable upon signing of the Escrow Agreement.*

Investment Transaction Fee (if applicable)

         A $65 per transaction charge to cover the purchase and sale of investments held in account under administration. (Fee only applies for non-State Street Bank investments.)

Extraordinary Administrative Expenses

         Fees for services not specifically set forth in this schedule will be determined by appraisal. Such services may include, but are not limited to, additional responsibilities and services incurred in case of default.

Out of Pocket Expenses

         Out of pocket expenses such as counsel fees and expenses, telephone, postage, insurance, shipping charges, outside investment charges and supplies will be charged at cost.

* Subject to review annually.